UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 2, 2007
VeraSun Energy Corporation
(Exact name of registrant as specified in its charter)

South Dakota (State or other jurisdiction of incorporation)	000-32913 (Commission File Number)	20-3430241 (I.R.S. Employer Identification No.)
100 22nd Avenue
Brookings, SD 57006
(Address of principal executive offices)
(605) 696-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
On August 2, 2007, VeraSun Energy Corporation (the “Company”) received a notice from the New York Stock Exchange that, as a result of the previously reported resignation of Mark L. First from the Company’s Board of Directors, the Company was no longer in compliance with NYSE Rule 303A.01, which requires a listed company to have a majority of independent directors on its board, and NYSE Rule 303A.07(a), which requires a listed company to have three independent directors on its audit committee. The Company is in the process of interviewing director candidates and expects to be in compliance with these rules in the near future.
SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION
Date: August 8, 2007	By:	/s/ Donald L. Endres
Donald L. Endres
Chief Executive Officer